                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 11, 2007
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                       0-22760                 48-1099142
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(State or other jurisdiction          (Commission          (IRS Identification
     of incorporation)                File Number)             Employer No.)

        846 N. Mart-Way Court, Olathe, Kansas                     66061
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On May 11, 2007, Elecsys Corporation issued a press release announcing that its NTG,  Inc.  subsidiary  received  over  $800,000  in  orders  from  multiple customers  during  April for its new  Pipeline  WatchdogCP(TM)  wireless  remote monitoring  system.  A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated May 11, 2007.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2007
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number           Description

    99.1                 Press release dated May 11, 2007.